HENDERSON GLOBAL FUNDS
Henderson High Yield Opportunities Fund

Supplement dated February 27, 2017 to the
Prospectus, Summary Prospectus and Statement of Additional Information, each dated
November 30, 2016, as supplemented December 20, 2016

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

On February 24, 2017, the Board of Trustees of Henderson Global Funds (the “Board”) approved the reorganization of Henderson High Yield Opportunities Fund (the “Acquired Fund”) into the T. Rowe Price U.S. High Yield Fund (the "Acquiring Shell Fund"), a newly-organized fund in the T. Rowe Price family of funds (the “Reorganization”), subject to approval by the shareholders of the Acquired Fund.  The proposed Reorganization will involve transferring the assets and liabilities of the Acquired Fund to the Acquiring Shell Fund in a tax-free reorganization, as set forth in an agreement and plan of reorganization (the “Plan”). If approved, the Reorganization is expected to occur on or around May 22, 2017, at which point Acquired Fund shareholders will receive shares of the Acquiring Shell Fund representing the same total value as their shares of the Acquired Fund.
The Acquiring Shell Fund will commence operations upon consummation of the Reorganization. It is anticipated that the Acquiring Shell Fund will become the accounting survivor of the Acquired Fund and adopt its performance and accounting history. The Acquiring Shell Fund has substantially similar investment objectives, investment strategies, and overall risk profile as the Acquired Fund. In addition, it is anticipated that the Acquiring Shell Fund will be managed by the same portfolio manager, Kevin Loome, and who is expected to be supported by the same investment personnel as was the case with the Acquired Fund.
Under the terms of the Plan, Class A and Class C shareholders of the Acquired Fund will receive Advisor Class shares of the Acquiring Shell Fund, and Class I and Class R6 shareholders of the Acquired Fund will receive I Class shares of the Acquiring Shell Fund, in proportion to the relative net asset value of their shareholdings of Class A, Class C, Class I, and/or Class R6 shares, respectively, of the Acquired Fund.  In addition to the Advisor Class and I Class shares to be issued in the Reorganization, the Acquiring Shell Fund will also offer another class of shares called Investor Class shares.
Before the Reorganization can occur, the Plan must be approved by shareholders of the Acquired Fund. Detailed information on the proposal will be contained in proxy materials that are expected to be filed in the near future.
The foregoing disclosure is not intended to solicit a proxy from any shareholder of the Acquired Fund.  The solicitation of proxies to effect the Reorganization will only be made by a final, effective Registration Statement on Form N-14, which includes a definitive Proxy Statement/Prospectus, after that Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”).  The Registration Statement on Form N-14 has yet to be filed with the SEC.  After the Registration Statement on Form N-14 is filed with the SEC, it may be amended or withdrawn and the Proxy Statement/Prospectus will not be distributed to shareholders of the Acquired Fund unless and until the Registration Statement on Form N-14 is declared effective by the SEC.
Shareholders of the Acquired Fund are urged to read the Proxy Statement/Prospectus and other documents filed with the SEC carefully and in their entirety when they become available because these documents will contain important information about the proposed Reorganization.  The Proxy Statement/Prospectus will contain information with respect to the investment objectives, risks, charges and expenses of the Acquiring Shell Fund and other important information that Acquired Fund shareholders should carefully consider.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS,
SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE